Exhibit 99.4

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                   REMIC Multi-Class Pass-Through Certificates

                                  OCTOBER 1997

                                  Series 1997-2

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single  Certificate of $1,000.

     i)   The amount of such distribution allocable to principal:

     Class 1-A1....$        0.00000000      Class 2-A1....$       25.85455261
     Class 1-A2....$        0.00000000      Class 2-A2....$        0.00000000
     Class 1-A3....$        0.00000000      Class 2-A3....$        0.00000000
     Class 1-A4....$       17.22334515      Class 2-A4....$        0.00000000
     Class 1-A5....$       10.85894207      Class 2-A5....$        8.75793137
     Class 1-A6....$       11.26793566      Class 2-A6....$       40.66956038
     Class 1-A7....$        5.04822856      Class 2-A7....$        3.25187667
     Class 1-A8....$      124.36929471      Class 2-PO....$        3.70602828
     Class 1-A9....$      124.36929673      Class 2-M.....$        3.25190916
     Class 1-A10...$       87.30483686      Class 2-B1....$        3.25191277
     Class 1-A11...$       19.09592240      Class 2-B2....$        3.25191277
     Class 1-A12...$        0.00000000      Class 2-B3....$        3.25190037
     Class 1-A13...$        0.00000000      Class 2-B4....$        3.25193138
     Class 1-A14...$        0.00000000      Class 2-B5....$        3.25194648
     Class 1-A15...$      164.10855393
     Class 1-A16...$        1.40452214
     Class 1-A17...$        1.40452333
     Class 1-PO....$        0.42635435
     Class 1-M.....$        1.40450983
     Class 1-B1....$        1.40451033
     Class 1-B2....$        1.40451033
     Class 1-B3....$        1.40451155
     Class 1-B4....$        1.40451183
     Class 1-B5....$        1.40451247
     Class 1-R.....$        0.00000000
     Class 1-RL....$        0.00000000

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     Principal   Prepayments  included  in  the  above  principal   distribution
     (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution Date):

     Class 1-A1....$        0.00000000      Class 2-A1....$       19.86745459
     Class 1-A2....$        0.00000000      Class 2-A2....$        0.00000000
     Class 1-A3....$        0.00000000      Class 2-A3....$        0.00000000
     Class 1-A4....$       16.37407528      Class 2-A4....$        0.00000000
     Class 1-A5....$       10.32349601      Class 2-A5....$        6.72987100
     Class 1-A6....$       10.71232244      Class 2-A6....$       31.25177436
     Class 1-A7....$        4.79930430      Class 2-A7....$        2.49884471
     Class 1-A8....$      118.23674068      Class 2-PO....$        2.84782915
     Class 1-A9....$      118.23674260      Class 2-B1....$        0.00000000
     Class 1-A10...$       82.99990267      Class 2-B2....$        0.00000000
     Class 1-A11...$       18.15431719      Class 2-B3....$        0.00000000
     Class 1-A12...$        0.00000000      Class 2-B4....$        0.00000000
     Class 1-A13...$        0.00000000      Class 2-B5....$        0.00000000
     Class 1-A14...$        0.00000000
     Class 1-A15...$      156.01648767
     Class 1-A16...$        1.33526624
     Class 1-A17...$        1.33526737
     Class 1-PO....$        0.40533115
     Class 1-M.....$        0.00000000
     Class 1-B1....$        0.00000000
     Class 1-B2....$        0.00000000
     Class 1-B3....$        0.00000000
     Class 1-B4....$        0.00000000
     Class 1-B5....$        0.00000000
     Class 1-R.....$        0.00000000
     Class 1-RL....$        0.00000000

     ii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

     Class 1-A1....$        5.41666665                     6.50000000%
     Class 1-A2....$        5.62499995                     6.75000000%
     Class 1-A3....$        6.24999976                     7.50000000%
     Class 1-A4....$        5.36768081                     7.00000000%
     Class 1-A5....$        5.91234371                     7.50000000%
     Class 1-A6....$        5.89962637                     7.50000000%
     Class 1-A7....$        3.75265802                     7.50000000%
     Class 1-A8....$        2.59427600                     6.93750000%
     Class 1-A9....$        3.85636000                    10.31250000%
     Class 1-A10...$        4.46380321                     7.50000000%
     Class 1-A11...$        5.72326200                     7.50000000%
     Class 1-A12...$        6.25000064                     7.50000000%
     Class 1-A13...$        6.45833333                     7.75000000%
     Class 1-A14...$        5.00000000                     6.00000000%

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     Class 1-A15...$        1.02567865                     7.50000000%
     Class 1-A16...$        6.21965595                     7.50000000%
     Class 1-A17...$        6.21965667                     7.50000000%
     Class 1-S.....$        0.22276877                     0.31980200%
     Class 1-M.....$        6.21965582                     7.50000000%
     Class 1-B1....$        6.21965579                     7.50000000%
     Class 1-B2....$        6.21965134                     7.50000000%
     Class 1-B3....$        6.21963144                     7.50000000%
     Class 1-B4....$        6.21958580                     7.50000000%
     Class 1-B5....$        6.21962588                     7.50000000%
     Class 1-R.....$        0.00000000                     7.50000000%
     Class 1-RL....$        0.00000000                     7.50000000%
     Class 2-A1....$        4.94509315                     7.00000000%
     Class 2-A2....$        5.41666641                     6.50000000%
     Class 2-A3....$        5.41666667                     6.50000000%
     Class 2-A4....$        5.83333244                     7.00000000%
     Class 2-A5....$        5.61450300                     7.00000000%
     Class 2-A6....$        3.90947653                     7.00000000%
     Class 2-A7....$        5.70608444                     7.00000000%
     Class 2-S.....$        0.34712741                     0.48917700%
     Class 2-M.....$        5.70608654                     7.00000000%
     Class 2-B1....$        5.70608177                     7.00000000%
     Class 2-B2....$        5.70608177                     7.00000000%
     Class 2-B3....$        5.70610821                     7.00000000%
     Class 2-B4....$        5.70615319                     7.00000000%
     Class 2-B5....$        5.70613504                     7.00000000%

     iii) The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                             Pool 1               Pool 2
                                             ------               ------
                                    $         85,863.47   $          16,507.97

(b) The amounts below are for the aggregate of all certificates.

     iv)  The Pool Scheduled Principal
          Balances:                 $     419,949,898.53   $      81,364,222.24
          Number of Mortgage Loans:                1,443                    269

     v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                   Aggregate                      Single
                              Principal Balance           Certificate Balance
                              -----------------           -------------------
          Class 1-A1........ $    51,348,218.00        $             1,000.00
          Class 1-A2........ $    65,627,405.00        $             1,000.00
          Class 1-A3........ $     5,215,005.00        $             1,000.00
          Class 1-A4........ $    53,522,427.93        $               902.95
          Class 1-A5........ $    23,547,212.33        $               935.12
          Class 1-A6........ $    17,487,999.65        $               932.67
          Class 1-A7........ $    95,829,911.03        $               998.05

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          Class 1-A8........ $     2,432,778.16        $               324.37
          Class 1-A9........ $       486,555.62        $               324.37
          Class 1-A10....... $     5,982,195.11        $               626.90
          Class 1-A11....... $    22,415,649.23        $               896.63
          Class 1-A12....... $     5,886,977.00        $             1,000.00
          Class 1-A13....... $     1,752,000.00        $             1,000.00
          Class 1-A14....... $       292,000.00        $             1,000.00
          Class 1-A15....... $             0.00        $                 0.00
          Class 1-A16....... $    41,737,097.63        $               993.74
          Class 1-A17....... $     2,981,221.26        $               993.74
          Class 1-PO........ $     1,028,521.59        $               981.83
          Class 1-S......... $   370,866,844.58        $             2,226.10
          Class 1-M......... $     8,950,619.95        $               993.74
          Class 1-B1........ $     4,474,813.11        $               993.74
          Class 1-B2........ $     4,474,813.11        $               993.74
          Class 1-B3........ $     2,237,903.42        $               993.74
          Class 1-B4........ $       671,768.51        $               993.74
          Class 1-B5........ $     1,566,805.89        $               993.74
          Class 1-R......... $             0.00        $                 0.00
          Class 1-RL........ $             0.00        $                 0.00
          Class 2-A1........ $    12,528,673.93        $               821.88
          Class 2-A2........ $    13,163,000.00        $             1,000.00
          Class 2-A3........ $    12,831,000.00        $             1,000.00
          Class 2-A4........ $     1,856,714.00        $             1,000.00
          Class 2-A5........ $    23,651,508.10        $               953.73
          Class 2-A6........ $     7,877,763.30        $               629.53
          Class 2-A7........ $     8,774,406.54        $               974.93
          Class 2-S......... $    75,632,836.62        $               897.56
          Class 2-PO........ $       124,197.01        $               971.95
          Class 2-M......... $       877,699.07        $               974.93
          Class 2-B1........ $       438,849.05        $               974.93
          Class 2-B2........ $       438,849.05        $               974.93
          Class 2-B3........ $       263,309.24        $               974.93
          Class 2-B4........ $       175,539.81        $               974.93
          Class 2-B5........ $       219,427.14        $               974.94

     vi) The following pertains to any real estate acquired on behalf of Certificateholders:

                                                Pool 1                 Pool 2
                                                ------                 ------
          Book Value.....................  $   242,250.00       $          0.00
          Unpaid Principal Balance.......  $   242,250.00       $          0.00

          The  aggregate  number of Mortgage  Loans  included  in the  Principal
          Balance set forth above:.......               1                     0

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     vii) Aggregate  number  and  aggregate  Principal  Balances  of  delinquent
          Mortgage Loans, as of the opening of business on the related Determination Date:

                                               Loans          Principal Balance
                                               -----          -----------------
          Pool 1..............
                *(1)  *30-59 days               11            $     3,138,146.28
                 (2)  60-89 days                 0            $             0.00
                 (3)  90 days or more            1            $       223,250.00
                 (4)  in foreclosure             4            $     1,442,988.96

          Pool 2..............
                *(1)  30-59 days                 2            $       502,651.62
                 (2)  60-89 days                 1            $       268,858.70
                 (3)  90 days or more            0            $             0.00
                 (4)  in foreclosure             0            $             0.00

     viii)The  aggregate  number  of  replaced   Mortgage  loans  and  Scheduled
          Principal Balance:

          Pool 1...............                  0            $             0.00
          Pool 2...............                  0            $             0.00

     ix)  The aggregate number of modified Mortgage loans and Principal Balance:

          Pool 1...............                  0            $             0.00
          Pool 2...............                  0            $             0.00

     x)   Certificate Interest Rate of:

          Class 1-A8 Certificates:....................          6.937500%
          Class 1-A9 Certificates:....................         10.312500%
          Class 1-S Certificates:.....................          0.319802%
          Class 2-S Certificates:.....................          0.489177%

                                                   Pool 1             Pool 2
                                                   ------             ------

     xi)  Senior Percentage...................   94.72190000%      97.06090000%
    xii)  Group I Senior Percentage  .........   84.17389565%      86.37654600%
   xiii)  Group II Senior Percentage  ........   10.54800435%      10.68435400%
    xiv)  Senior Prepayment Percentage  ......  100.00000000%     100.00000000%
     xv)  Group I Senior Prepayment Percentage  100.00000000%     100.00000000%
    xvi)  Group II Senior Prepayment Percentage   0.00000000%       0.00000000%
   xvii)  Group I Scheduled Distribution
          Percentage   .......................    0.00000000%          N/A
  xviii)  Group II Scheduled Distribution
          Percentage  ........................    0.00000000%          N/A
   xviv)  Junior Percentage  .................    5.27810000%       2.93910000%
    xvx)  Junior Prepayment Percentage  ......    0.00000000%       0.00000000%

   xvxi) Amount of distribution of Class 1-A7 Certificates allocable to interest accrued on Components of Class 1-A7 Certificates:

          Class 1-A7A Certificates:         $    253,787.06       7.50000000%
          Class 1-A7B Certificates:         $    346,016.76       7.50000000%
          Class 1-A7C Certificates:         $     83,807.31       7.50000000%
          Class 1-A7D Certificates:         $     22,726.39       7.50000000%

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  xvxii)  Amount of  distribution  of Class  1-A5  Certificates  allocable  to interest accrued on Components of Class 1-A5 Certificates:

          Class 1-A5A Certificates:         $      5,712.50       7.50000000%
          Class 1-A5B Certificates:         $    143,166.57       7.50000000%

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.